BlackRock Funds III

BlackRock S&P 500 Stock Fund

(the “Fund”)

Supplement dated March 15, 2013

to the Prospectus and Summary Prospectus of the Fund

The Board of Trustees of BlackRock S&P 500 Stock Fund (the “Fund”), a series of BlackRock Funds III, has determined that it is in the best interests of the Fund to enter into a reorganization transaction with BlackRock S&P 500 Index Fund (a series of BlackRock Index Funds, Inc.) and BlackRock Index Equity Portfolio (a series of BlackRock FundsSM). Each proposed transaction is referred to as a “Reorganization.” The shareholders of BlackRock Index Equity Portfolio approved the Reorganization involving their fund on November 9, 2012. The shareholders of BlackRock S&P 500 Index Fund approved the Reorganization involving their fund on March 15, 2013. In connection with the Reorganizations, which are expected to close on or about April 19, 2013, the undesignated share class of BlackRock S&P 500 Stock Fund will be redesignated as Class K Shares. Additionally, effective as of completion of the Reorganizations, BlackRock has agreed to reduce its administration fees for Class K Shares from an annual rate as a percentage of the daily net assets attributable to Class K Shares of 0.13% to 0.11%.

It is expected that significant capital loss carryovers will be forfeited as a result of the Reorganization with respect to the Fund. For five years beginning after the closing date of the Reorganization, the Fund would not be allowed to offset certain pre-Reorganization built-in gains, if any, attributable to either BlackRock S&P 500 Index Fund or BlackRock Index Equity Portfolio with built-in losses, if any, of the Fund. It is possible that the shareholders of the Fund will receive taxable distributions of capital gains earlier than they would have in absence of the Reorganizations. The Fund will experience a significant increase in unrealized gains after the Reorganizations, which could increase the rate and amount of taxable distributions to existing shareholders.

Most of the Fund’s assets are held by shareholders in tax deferred or tax exempt accounts such as 401(k) plans or other retirement plans. Therefore, the potential increase in taxable capital gain distributions should not have negative tax implications for the majority of existing shareholders. Shareholders of the Fund will be permitted, prior to the Reorganization, to exchange their Fund shares for Institutional Shares of any other BlackRock advised mutual fund, and to continue to purchase such Institutional Shares in the same account after they have exercised this exchange privilege, in each case regardless of whether they meet the eligibility requirements for the Institutional Shares.

Shareholders should retain this Supplement for future reference.